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                                                                  Exhibit (k)(1)

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Auditors" in the Statement of Additional Information and to the incorporation by reference in this Post-Effective Amendment Number 51 to the Registration Statement (Form N-1A)(No. 33-488/811-4416) of Armada Funds of our report dated July 9, 1999, included in the 1999 Annual Report to shareholders.




/s/ Ernst & Young LLP
Philadelphia, Pennsylvania
June 21, 2000